Exhibit 21.1

LIST OF SUBSIDIARIES

CORPORATE SUBSIDIARIES

SSC Property Holdings, Inc.	Delaware
SSC Benelux, Inc.	Delaware
SSC Evergreen, Inc.	Delaware
SSCI Minnesota, Inc.	Washington
Shurgard Holdings, Inc.	Washington
Shurgard TRS, Inc.	Washington
Shurgard Florida CP&K, Inc.	Washington
Shurgard Development I, Inc.	Washington
Shurgard Development II, Inc.	Washington
Shurgard Development IV, Inc.	Washington

LIMITED LIABILITY COMPANIES

CCP/Shurgard Venture, LLC	Delaware
Shurgard/Morningstar Storage Centers, LLC	Delaware
Shurgard-Freeman Memphis Properties, LLC	Tennessee
Shurgard Morningstar Self Storage Development, LLC	Washington
Shurgard Morningstar Self Storage Development II, LLC	Washington
Shurgard Mt. Clemens, LLC	Washington
Shurgard-TRC Self Storage Development, LLC	Washington
Shurgard-O’Brien Telegraph Road, LLC	Washington
Shurgard-O’Brien Speedway, LLC	Washington
Shurgard-O’Brien McCoy, LLC	Washington
Shurgard-O’Brien Roseville/Farmington, LLC	Washington
Shurgard-O’Brien I, LLC	Washington
Shurgard-Resco L.L.C.	Washington
Shurgard-Resco II L.L.C.	Washington
Shurgard-Resco III, L.L.C.	Washington
Shurgard-Hibernia LLC	Washington
Storage Line Management, LLC	Washington
Shurgard Preferred Partners, LLC	Washington
SS Income Plan, LLC	Washington
STG, LLC	Washington

LIMITED PARTNERSHIPS

Shurgard Evergreen LP	Delaware
Shurgard-Hunt Club Partnership, LLP	Florida
Shurgard-University Partnership, LLP	Florida
Shurgard-Alafaya Joint Venture, LLP	Florida
Shurgard-Maguire Partnership, LLP	Florida
Shurgard Texas L.P.	Washington
Capital Hill Partners, LP	Washington
Shurgard Partners, LP	Washington
Shurgard Institutional Fund, LP	Washington
Shurgard Canyon Park Self-Storage Ltd. Partnership	Washington

GENERAL PARTNERSHIPS

Shurgard-Red Bug Joint Venture	Florida
Shurgard-West Town Joint Venture	Florida
Shurgard-Brandon Joint Venture	Florida
Shurgard-Daytona Beach Joint Venture	Florida
Shurgard-Ormond Beach Joint Venture	Florida
Shurgard-Eau Gallie Joint Venture	Florida
Shurgard-Oviedo Joint Venture	Florida
Shurgard-Maitland Joint Venture	Florida
Shurgard-South Orange Joint Venture	Florida
Shurgard-South Semoran Joint Venture	Florida
Shurgard-Hyde Park Joint Venture	Florida
Shurgard-Carrollwood Joint Venture	Florida
Shurgard-Vineland Joint Venture	Florida
Shurgard-West Waters Joint Venture	Florida
Shurgard-Oldsmar Joint Venture	Florida
Shurgard-Colonial Town Joint Venture	Florida
Shurgard-Freeman Medical Center Joint Venture	Tennessee
Shurgard-Freeman Hermitage Joint Venture	Tennessee
Shurgard-Freeman Franklin Joint Venture	Tennessee
Shurgard-Freeman Hickory Hollow Joint Venture	Tennessee
Shurgard-Freeman Stone’s River Joint Venture	Tennessee
Shurgard-Freeman South Main Joint Venture	Tennessee
Shurgard-Fremont Partners I	Washington
Shurgard-Fremont Partners II	Washington

EUROPE

SSC Luxembourg	Luxembourg
Shurope Storage SA	Belgium
Shurgard Self Storage SCA	Belgium
Recom & Co SNC	Belgium
Shurgard UK West London Ltd	United Kingdom

Below are subsidiaries of Shurgard Self Storage SCA

SSC Benelux Zaventem BVBA	Belgium
SSC Benelux Machelen BVBA	Belgium
Imoganco BVBA	Belgium
Hobimmo BVBA	Belgium
Shurgard Denmark ApS	Denmark
Shurgard Real Estate ApS	Denmark
Shurgard Roskilde ApS	Denmark
Shurgard Horshølm ApS	Denmark
Shurgard Services Denmark ApS	Denmark
Shurgard France SAS	France
Shurgard Services France SAS	France
Shurgard Méditerranée SAS	France
Shurgard Investissement 1 SNC	France
Shurgard IDF Noisy SAS	France
Shurgard Lyon Gerland SAS	France
Shurgard IDF Chambourcy SAS	France
Shurgard IDF Eragny SAS	France

Shurgard IDF Sucy SAS	France
3S- Self-Storage Systems SAS	France
Shurgard Deutschland	Germany
Shurgard Deutschland GmBH	Germany
Shurgard Deutschland RE GmBH	Germany
Shurgard Services Deutschland GmBH	Germany
Shurgard Sweden AB	Sweden
Shurgard Services Sweden AB	Sweden
Shurgard Storage Centers Sweden KB	Sweden
Shurgard Sweden (Årstaberg) KB	Sweden
Shurgard Nederland	The Netherlands
Shurgard Nederland BV	The Netherlands
BéCé Ateliers BV	The Netherlands
Shurgard Nederland Diemen BV	The Netherlands
Shurgard Nederland Dordrecht Ampere BV	The Netherlands
Shurgard Nederland Delft BV	The Netherlands
Shurgard Nederland Veldhoven BV	The Netherlands
Shurgard Nederland Utrecht Cartesius BV	The Netherlands
Shurgard Nederland Utrecht Franciscus BV	The Netherlands
Shurgard Storage Centres UK Ltd	United Kingdom
Shurgard Storage Centres UK Ltd	United Kingdom
Shurgard Services UK Ltd	United Kingdom
Shurgard UK Operations Ltd	United Kingdom
Shurgard UK Wokingham Ltd	United Kingdom
Shurgard UK Properties Ltd	United Kingdom

EUROPEAN JOINT VENTURES

First Shurgard Sprl	Belgium
Second Shurgard Sprl	Belgium

The entities listed below are owned. directly or indirectly by First Shurgard Sprl and Second Shurgard Sprl

Second Shurgard Belgium BVBA	Belgium
First Shurgard Denmark ApS	Denmark
First Shurgard Denmark Invest Aps	Denmark
Second Shurgard Denmark ApS	Denmark
Second Shurgard Denmark Invest Aps	Denmark
First Shurgard France SAS	France
Second Shurgard France SAS	France
First Shurgard Deutschland GmbH	Germany
Second Shurgard Deutschland GmbH	Germany
First Shurgard Finance Sàrl	Luxembourg
Second Shurgard Finance Sàrl	Luxembourg
First Shurgard Nederland BV	The Netherlands
Second Shurgard Nederland BV	The Netherlands
First Shurgard Sweden AB	Sweden
First Shurgard Sweden Invest KB	Sweden
Second Shurgard Sweden AB	Sweden
Second Shurgard Sweden Invest KB	Sweden
First Shurgard UK Ltd	United Kingdom
Second Shurgard UK Ltd	United Kingdom
Second Shurgard UK Camberley Ltd	United Kingdom